Exhibit 10.1

AMENDMENT NO. 3

TO THE

TRANSDIGM GROUP INCORPORATED

FOURTH AMENDED AND RESTATED 2003 STOCK OPTION PLAN

WHEREAS, TransDigm Group Incorporated (the “Company”) currently maintains and sponsors the TransDigm Group Incorporated Fourth Amended and Restated 2003 Stock Option Plan (the “Plan”); and

WHEREAS, the Board of Directors of the Company (the “Board”) wishes to amend the Plan in accordance with the provisions of Section 17.

NOW, THEREFORE, the Plan is hereby amended as follows:

1. Notwithstanding Sections 4(a), 7 and 8 of the Plan, all unissued New Management Options and any forfeited Rollover Options or New Management Options shall vest and become exercisable in such manner and on such date or dates set forth in the Option Agreement, as may be determined by the Committee.

2. This Amendment No. 3 shall be effective as of April 23, 2009.

3. Except as modified by this Amendment No. 3, all of the terms and conditions of the Plan shall remain valid and in full force and effect.

IN WITNESS WHEREOF, this Amendment No. 3 was duly adopted by the Board of Directors as of April 23, 2009.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus, Executive Vice President, Chief
Financial Officer and Secretary